                                                                  EXHIBIT 10.14



November 1, 2001


Nordstrom Credit, Inc.
13531 E. Caley Avenue
Englewood, Colorado 80111

Attn: Kevin Knight

Re: Master Note Agreement

Dear Kevin:

Nordstrom, Inc. ("we" or "us") hereby confirms borrowing arrangements made with Nordstrom Credit, Inc. ("you") as follows, to be effective as of the opening of business on November 1, 2001.

You agree to lend to us for our general business purposes certain sums, which you represent will be available for this purpose from time to time against our master promissory note, payable upon demand (which if given verbally shall be promptly confirmed in writing), in the form of Exhibit "A" to this letter, properly completed, duly executed by an authorized officer of this Company and delivered to you.

The principal amount of each loan shall be specified from time to time in the manner hereinafter provided. The master note shall be dated as of the date of its issue and shall bear interest from said date, payable on the first day of each month on the daily principal amount from time to time outstanding during the accrual period, at a rate or rates equivalent to the One Month LIBOR Rate (as hereinafter defined) for such day, less fourteen (14) basis points, or, if such day is not a business day, the rate for the immediately preceding business day. For purposes of this Agreement, the term "One Month LIBOR Rate" shall mean the one month USD LIBOR Rate (British Bankers Association) quoted on page 3750 of Telerate. If the One Month LIBOR Rate is not available for any business day, the applicable rate for such date shall be the one month LIBOR rate for such day as determined by you, in a commercially reasonable manner, on the basis of quotations received by you, in a commercially reasonable manner, on the basis of quotations received by you from one or more U.S. money center banks of recognized standing used by you. Each change in such rate shall be effective with respect to all loans outstanding hereunder on the same date as the change in the index rate is effective. For purposes of computing interest, principal amounts loaned hereunder shall be deemed to be outstanding on the date loaned but not on the date repaid.

Upon request, we shall issue and deliver to you, without cost to you, in exchange for the promissory note then held by you, a new promissory note in the same principal amount as the note being surrendered in exchange, and dated and bearing interest from the date to which interest has been paid on said note being surrendered in exchange.

Nordstrom Credit, Inc.
November 1, 2001
Page 2


A duly authorized officer or duly authorized employee designated by you in writing for such purpose, will from time to time notify our Treasurer (or such person as may be designated by the Treasurer in writing) of the total amount to be lent us hereunder and, on the authority of our Treasurer (or such person as may be designated by the Treasurer in writing), shall enter said amount under the column headed "Principal Amount Outstanding" either on our promissory note which you are then holding or on a computerized record kept for such purpose, and such amount shall be deemed to be the amount then due on said note. Any such entries so made shall constitute conclusive evidence of the principal amount of said note then outstanding when you shall have received written confirmation thereof from our Treasurer (or such person as may be designated by the Treasurer in writing) in the manner hereinafter described. In the event such notification to us results in an increase in the total amount to be lent to us hereunder, you shall forthwith transfer the amount of said increase to our account at Bank of America numbered 1233225470. In the event such notification to us results in a decrease in the total amount to be lent us hereunder, we shall transfer the amount of said decrease to your account at Bank of America numbered 3750710171.

After the close of each month during which you have made any loan to us hereunder or we have made any repayment on the principal balance of any loan made hereunder or during which the interest rate on any loan shall have changed, we shall send you a written confirmation of the transaction which took place during such month dated the last business day of such month in substantially the form attached hereto at Exhibit "B" with appropriate insertions in the blank spaces therein.

It is understood and agreed that you shall have the right at any time to demand payment of all or any part of the principal amount then outstanding on the promissory note then held by you, together with interest to the date of payment. We shall have the right at any time, upon advice to you by letter or telephone, to pay all or any part of the principal amount then outstanding on the promissory note then held by you, together with interest to the date of payment, notwithstanding that you have not theretofore demanded such payment in accordance with the foregoing and with the note.

It is further understood and agreed that you shall not sell, pledge, or assign nor otherwise transfer any promissory note held by you pursuant to this agreement without first having notified us at least ten days prior to the intended sale of such sale, pledge, assignment or transfer of your intention so to do, and in no event shall any such sale, pledge, assignment or transfer be effected except upon compliance with all applicable federal and state securities laws and regulations.

By entering into this agreement and the note, you covenant and agree that all of our debt to you under this agreement or the note constitutes Affiliated Debt and is subordinate and junior to all Prior Debt of this Company according to the terms and conditions of the Investment Agreement between us dated October 8, 1984 as though such terms were fully set out in this agreement.

This agreement may be terminated by you or by us upon not less than ten day's written notice to the other party.

Nordstrom Credit, Inc.
November 1, 2001
Page 3



If the foregoing satisfactorily set forth the terms and conditions of the borrowing arrangement made with you, we request that you indicate your acceptance thereof by the signature of your duly authorized officer in the space provided below.



Nordstrom, Inc.

By /s/ Rob Campbell
   ---------------------------------------
   Rob Campbell, Treasurer


ACCEPTED:

Nordstrom Credit, Inc.

By /s/ Kevin Knight
   ---------------------------------------
   Kevin Knight, President

Exhibit "A"                                                    November 1, 2001


                                 Nordstrom, Inc.


For value received, Nordstrom, Inc., a corporation organized under the laws of the State of Washington, ("Nordstrom") promises to pay to the order of Nordstrom Credit, Inc. ("NCI") on NCI's demand (which if given verbally shall be promptly confirmed in writing), the principal sum set forth below as "Principal Amount Outstanding", on the date of such demand, at the office of NCI and will likewise pay to the order of NCI interest at the rate or rates per annum provided for in the agreement mentioned below. Said interest will be due and payable on the first day of each month after the date of this note or upon payment in full of the principal amount from time to time outstanding as indicated below. Interest will be calculated on the daily principal amount outstanding as indicated below or in other books and records, computerized or manual, kept for such purpose.

This note is issued pursuant to and is subject to the terms and conditions of a certain letter agreement dated November 1, 2001, by and between Nordstrom, Inc. and Nordstrom Credit, Inc.


                                                NORDSTROM, INC.


                                                By
                                                   ----------------------------
                                                Its
                                                   ----------------------------


                                                                 Principal            Effective
                        Amount               Amount                Amount              Interest            Authorized
  Date                  Loaned                Paid              Outstanding              Rate               Initials
------------         ------------          ------------         ------------         ------------         ------------
------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

Exhibit "B"                                                    November 1, 2001


                                 Nordstrom, Inc.
                           1700 7th Avenue, Suite 1000
                            Seattle, Washington 98101



Attention:
                                                          Dated: ______________


                       Re: Master Note of Nordstrom, Inc.


Gentlemen:

We confirm to you the following changes occurred in the loans outstanding under the terms of the Agreement with you dated November 1, 2001, for the month ended this date.



                  Prior                                             Current
                Principal                                          Principal                      Current
                  Amount                Loan                         Amount                      Interest
Date           Outstanding           (Repayment)                  Outstanding                      Rate
----           -----------           -----------                  -----------                    --------






                                      NORDSTROM, INC.


                                      By
                                         ------------------------------------
                                         Rob Campbell
                                         Treasurer